                                                                           Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period                                                       January 1999
Determination Date                                                            02/08/1999
Deposit Date                                                                  02/12/1999
Distribution Date                                                             02/16/1999


POOL BALANCE

Pool Balance on the close of the last day of the preceding                456,328,209.19
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal         29,208,717.89
Purchase Amount allocable to Principal                                         25,017.18
Realized Losses (see note)                                                    848,639.47
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period        426,245,834.65
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                  5,666,305.28
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                            420,579,529.37
Original Pool Balance                                                   2,136,187,667.91
Pool Factor                                                                   19.6883231%



Portfolio Balances and Pool Factors
                                     Beginning           End
                                     of Period       of Period
                                     ---------        ---------
Class A-1 Note Balance                        -               -
Class A-1 Pool Factor                 0.0000000       0.0000000
Class A-2 Note Balance                        -               -
Class A-2 Pool Factor                 0.0000000       0.0000000
Class A-3 Note Balance           106,204,478.87   74,666,861.46
Class A-3 Pool Factor                 0.2322308       0.1632694
Class A-4 Note Balance           175,000,000.00  175,000,000.00
Class A-4 Pool Factor                 1.0000000       1.0000000
Class B-1 Certificate Balance     96,129,000.00   96,129,000.00
Class B-1 Pool Factor                 1.0000000       1.0000000
Class B-2 Certificate Balance     74,783,667.91   74,783,667.91
Class B-2 Pool Factor                 1.0000000       1.0000000

Weighted Average Coupon                              10.3539000%
Weighted Average Original Term                            62.71
Weighted Average Remaining Term                           23.53



COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest            4,035,788.77
Recoveries                                                              268,813.96
Purchase Amount allocable to Interest                                       144.96
                                                                     -------------
Total Interest Collections                                            4,304,747.69
Advances for the related Distribution Date                              707,069.10
Less:  Outstanding Advances to be reimbursed                            824,163.84
                                                                     -------------
Available Interest                                                    4,187,652.95

Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         29,208,717.89
Purchase Amount allocable to Principal  (for the Collection              25,017.18
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 5,666,305.28
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         4,211,062.41
                                                                     -------------
Available Principal                                                  30,688,977.94

Available Funds                                                      34,876,630.89
Regular Principal (equals Available Principal plus Realized Losses)  31,537,617.41


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables           35,594.24
Servicing Fee (inc. unpaid amount from prior periods)                   380,273.51
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                              564,211.29
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   564,211.29

Class A-4 Monthly Interest                                              966,145.83
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   966,145.83

Total Accrued Note Interest                                           1,530,357.12

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                          31,537,617.41
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                31,537,617.41

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                          31,537,617.41

Certificateholder Amounts
Class B-1 Monthly Interest                                              540,725.63
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   540,725.63

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      969,173.73

Class B-1 Monthly Principal                                                   0.00
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount                       0.00

Total required distributable amount                                  34,453,016.01
Less: Total Available Funds                                          34,876,630.89
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                423,614.88
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  423,614.88


DISTRIBUTIONS

Deposit to the Collection Account
Available Interest                                                    4,187,652.95
Available Principal                                                  30,688,977.94
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                           35,594.24
  b)   Servicing Fee                                                    380,273.51
                                                                     -------------
Net Deposit to Collection Account                                    34,460,763.14

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                         564,211.29
Class A-4 Interest Distribution                                         966,145.83
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                     31,537,617.41
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                33,067,974.53

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         540,725.63
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                              0.00
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                       969,173.73

Deposit to Reserve Account                                              423,614.88



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:

(I) Sum of:
(a) Percentage applicable times                                                   7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 420,579,529.37    29,440,567.06
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          32,348,088.23
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              420,579,529.37

Specified Reserve Account Balance                                                         32,348,088.23

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 27,181,517.21
Deposit from Available Interest and Available Principal                                      423,614.88
Investment Earnings                                                                           96,550.44
Less:
Accrued and unpaid Servicing Fees                                                                  0.00
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   27,701,682.53
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                               0.00
                                                                                         ---------------
Ending Balance                                                                            27,701,682.53


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  24,794,161.36

INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   33,067,974.53

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              423,614.88

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                           0.00

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                              848,639.47
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.58%
For the preceding Collection Period                                                                1.02%
For the second preceding Collection Period                                                         3.49%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account                                                  2.03%
Balance increases if greater than 1.50%)

Delinquency Analysis
                                                                           Number of        Principal
                                                                             Loans            Balance
                                                                        ---------------  ---------------
   30 to 59 days past due                                                         2836    19,778,028.62
   60 to 89 days past due                                                          763     5,233,316.18
   90 or more days past due                                                        471     3,571,768.73
                                                                        ---------------  ---------------
Total                                                                             4070    28,583,113.53

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                               223     1,753,131.98


Delinquency Ratio including Repossessions
For the current Collection Period                                                                  2.07%
For the preceding Collection Period                                                                1.82%
For the second preceding Collection Period                                                         1.55%
                                                                                         ---------------
Average Delinquency Ratio (Specified Reserve Account                                               1.81%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                                                   YES

Equity Percentage                                                                                 47.22%

Repurchased Receivables                                                                       25,017.18
